UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 12, 2005

(Date of earliest event reported)

CBD MEDIA HOLDINGS LLC

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	333-121185 (Commission File No.)	03-0395275 (IRS Employer Identification Number)

312 Plum Street, Suite 900, Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 397-6794

N/A

(Former name or former address, if changed since last report)

Item 2.02  Results of Operations and Financial Condition

The information in this Item 2.02 (including the exhibit referenced below) is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On August 12, 2005, CBD Media Holdings LLC issued an earnings release announcing its financial results for the second quarter ended June 30, 2005.  A copy of the earnings press release is attached as Exhibit 99.1 and is furnished under this Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.

Description

99.1

Press Release, dated as of August 12, 2005, of CBD Media Holdings LLC announcing its financial results for the second quarter ended June 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT	CBD MEDIA HOLDINGS LLC

Date: August 12, 2005	/s/ John P. Schwing
By: John P. Schwing Vice President and Chief Financial Officer